Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 USC. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of Wrap Technologies, Inc. (the "Company"), that, to his or her knowledge, the Annual Report of the Company on Form 10-K for the period ended December 31, 2022, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 2, 2023

/s/ TJ Kennedy

TJ Kennedy

Chief Executive Officer

(Principal Executive Officer)

Date: March 2, 2023

/s/ Chris DeAlmeida

Chris DeAlmeida

Chief Financial Officer, Secretary and Treasurer

(Principal Accounting Officer)